Exhibit 10.2

FIRST AMENDMENT

TO

CREDIT AGREEMENT

dated as of

August 31, 2010

among

SOLANA RESOURCES LIMITED,
as Borrower,

GRAN TIERRA ENERGY INC.,

BNP PARIBAS,
as Administrative Agent and Global Coordinator,

and

The Lenders Party Hereto

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”) dated as of August 31, 2010, is among SOLANA RESOURCES LIMITED, a corporation duly formed and existing under the laws of the Province of Alberta, Canada (the “Borrower”); GRAN TIERRA ENERGY INC., a corporation formed and existing under the laws of the State of Nevada (the “Parent”); BNP PARIBAS, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”) and as global coordinator; and the undersigned Lenders.

R E C I T A L S

A.           The Borrower, the Parent, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of July 30, 2010 (the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to the Borrower.

B.           The Borrower has requested and the Lenders have agreed to amend certain provisions of the Credit Agreement.

C.           NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms.  Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement.  Unless otherwise indicated, all references to Sections in this First Amendment refer to Sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendment to Section 1.02.  The definition of “Indebtedness” contained in Section 1.02 is hereby amended and restated in its entirety to read as follows:

““Indebtedness” means the collective reference to all obligations, liabilities and amounts owing or to be owing by any Credit Party or any other obligor (whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising or incurred): (a) to the Administrative Agent, the Global Coordinator, the Arranger, the Bookrunner, the Issuing Bank or any Lender, which may arise under, out of, in, or in connection with this Agreement or any other Loan Document, including, without limitation, the unpaid principal of and interest on the Loans and reimbursement obligations in respect of Letters of Credit  (including, without limitation, interest accruing at the then applicable rate provided in this Agreement after the maturity of the Loans and LC Exposure and interest accruing at the then applicable rate provided in this Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, liquidation, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding); (b) to any Secured Swap Party under any Secured Swap Agreement; and (c) all renewals, extensions and/or rearrangements of any of the above; in each case, whether on account of principal, interest, premium, reimbursement obligations, guaranty obligations, payments in respect of an early termination date, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Secured Parties that are required to be paid by the Borrower, any other Credit Party or any obligor pursuant to the terms of this Agreement, any other Loan Document or any Secured Swap Agreement).”

2.2 Amendments to Section 6.01(g).  Clauses (iv) and (v) of Section 6.01(g) are hereby amended and restated in their entirety to read as follows:

“(iv)                      evidence satisfactory to it that (A) each Guarantor has guaranteed the Indebtedness pursuant to the Guaranty Agreement and (B) the Security Instruments create first priority, perfected Liens on all of the economic rights of Solana Petroleum Exploration and Gran Tierra Energy Colombia under each Concession Agreement to which each is a party;

(v)           a duly executed agreement of the Offtaker under each Offtake Agreement to which any Credit Party is a party, in form and substance satisfactory to the Administrative Agent, pursuant to which such Person (and any other Person obligated to make payments thereunder) shall agree to make all payments under such Offtake Agreement to the relevant Collection Account.”

2.3 Amendment to Last Paragraph of Section 6.01.  The last paragraph of Section 6.01 is hereby amended by replacing “August 31, 2010” with “September 10, 2010”.

2.4 Amendments to Section 8.14(b).  Section 8.14(b) is hereby amended as follows:

(a) Clause (i) of Section 8.14(b) is hereby amended and restated in its entirety to read as follows:

“(i)           on or prior to the date that such Credit Party enters into any Swap Agreement or Offtake Agreement, a first priority, perfected Lien on all of its right, title and interest in and to such Swap Agreement or Offtake Agreement (but in the case of an Offtake Agreement, only if the Administrative Agent determines in its sole discretion that obtaining such Lien is practicable under the circumstances and the benefits of doing so outweighs the burdens of doing so), and”

(b) The last sentence of Section 8.14(b) is hereby amended and restated in its entirety to read as  follows:

“In connection therewith, on or prior to the execution and delivery by any Credit Party of any Swap Agreement or Offtake Agreement, the Parent shall, and shall cause such Credit Party to, deliver to the Administrative Agent a duly executed agreement of the counterparty to such Swap Agreement or the Offtaker under such Offtake Agreement (and in either case, any other Person that is obligated (whether contingently or otherwise) to make payments thereunder), as applicable, in form and substance satisfactory to the Administrative Agent, pursuant to which such Person shall agree to make all payments under such Swap Agreement and Offtake Agreement to the relevant Collection Account.”

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2.5 Amendment to Section 12.09(e).  Section 12.09(e) is hereby amended by replacing “this Section 12.01” with “this Section 12.09”.

Section 3. Conditions Precedent.  This First Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Effective Date”):

3.1 The Administrative Agent shall have received from the Required Lenders, the Borrower and the Parent, counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such Persons.

3.2 No Default shall have occurred and be continuing, after giving effect to the terms of this First Amendment.

Section 4. Miscellaneous.

4.1 Confirmation.  The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment.

4.2 Ratification and Affirmation; Representations and Warranties.  The Borrower and the Parent each hereby: (a) acknowledges the terms of this First Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (c) agrees that from and after the Effective Date each reference to the Credit Agreement in the Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this First Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment:  (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct as of such earlier date and (ii) no Default has occurred and is continuing.

4.3 Loan Document.  This First Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

4.4 Counterparts.  This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this First Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

4.5 NO ORAL AGREEMENT.  THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

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4.6 GOVERNING LAW.  THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

BORROWER:	SOLANA RESOURCES LIMITED

	By:	/s/ Martin H. Eden
Name: Martin H. Eden
Title: Director & CFO

PARENT:	GRAN TIERRA ENERGY INC.

	By:	/s/ Martin H. Eden
Name: Martin H. Eden
Title: CFO

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ADMINISTRATIVE AGENT:	BNP PARIBAS, as Administrative Agent and a Lender

	By:	/s/ Betsy Jocher
Name: Betsy Jocher
Title: Director

	By:	/s/ Polly Schott
Name: Polly Schott
Title: Director

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